Exhibit 3.25

CERTIFICATE OF AMENDMENT
OF
COTTONWOOD ENERGY COMPANY L.P.

1.               The name of the limited partnership is: COTTONWOOD ENERGY COMPANY L.P.

2.               The Certificate of Limited Partnership is hereby amended as follows:

The new mailing address of the sole general partner is as follows:

Cottonwood Generating Partners I LLC
Two Housion Center
909 Famin, Suite 2222
Houstonm, TX 77010

IN WITNESS WHHEROF, the undersigned has executed this Certificate of Amendment of Cottonwood Energy Company L.P. this 29 day of June, 2000.

Cottonwood Generating Partners I LLC, sole general partner

/s/ Douglas Pedigo
Douglas Pedigo Vice President

CERTIFICATE OF AMENDMENT
OF
COTTONW0OD ENERGY COMPANY L.P.

1.               The name of the limited partnership is: COTTONWOOD ENERGY COMPANY L.P.

2.               The Certificate of Limited Partnership is hereby amended as follows:

The new mailing address of the sole general partner is as follows:

Cottonwood Generating Partners I LLC
Two Houston Center
909 Fannin, Suite 2222
Houston, TX 77010

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Cottonwood Energy Company L.P. this 29 day of June, 2000.

Cottonwood Generating Partners I LLC, sole general partner

/s/ Douglas Pedigo
Douglas Pedigo Vice President

CERTIFICATE OF LIMITED PARTNERSHlP

OF

COTTONWOOD ENERGY COMPANY L.P.

The undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, does hereby certify as follows:

1.             The name of the limited partnership is COTTONWOOD ENERGY COMPANY LP.

2.             The address of the Partnership’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the Partnership’s registered agent for service of process in the State of Delaware at such address is The Corporation Trust Company.

3.             The name and mailing address of the sole general partner is as follows:

Cottonwood Generating Partners I LLC
1301 McKinney Street
Suite 500
Houston, TX 77010

IN WITNESS WHEREOF, the undesigned has executed this Certificate of Limited Partnership of Cottonwood Energy Company L.P., this 1st day of March, 2000.

/s/ Doug Pedigo
Doug Pedigo an authorized person